Vanguard Funds

Supplement Dated March 24, 2025, to the Prospectus
This supplement updates the prospectus for each Vanguard fund listed below:
Vanguard Cash Reserves Federal Money Market Fund	Vanguard Short-Term Corporate Bond Index Fund
Vanguard Federal Money Market Fund	Vanguard Short-Term Treasury Index Fund
Vanguard Institutional Short-Term Bond Fund	Vanguard Treasury Money Market Fund
Prospectus Text Changes
In the More on Funds section under the heading “Redemption Requests” the following text under the subheading “Potential redemption activity impacts” is replaced as follows:
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

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